CUSIP 487-736-AA8

                          KELLEY OIL & GAS CORPORATION

                         NOTICE OF GUARANTEED DELIVERY
                               FOR TENDER OF ITS
              8 1/2% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2000
               FOR $590 PER $1,000 PRINCIPAL AMOUNT OF DEBENTURES
                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED APRIL 19, 1999

      THE OFFER WILL EXPIRE AT 12:01 A.M., NEW YORK CITY TIME, ON SATURDAY, MAY 15, 1999, UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE.") HOLDERS OF DEBENTURES (AS DEFINED BELOW) MUST VALIDLY TENDER THEIR DEBENTURES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER FOR THEIR DEBENTURES TO BE PURCHASED PURSUANT TO THIS OFFER. TENDERED DEBENTURES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                        The Depositary for the Offer is:

                  Norwest Bank Minnesota, National Association

       BY REGISTERED OR               BY HAND DELIVERY OR                 IN PERSON:
        CERTIFIED MAIL:                OVERNIGHT COURIER
    Norwest Bank Minnesota          Norwest Bank Minnesota,         Norwest Bank Minnesota,
     National Association            National Association            National Association
  Corporate Trust Operations      Corporate Trust Operations         Northstar East Bldg.
         P.O. Box 1517                  Norwest Center                  608 2nd Ave. S.
  Minneapolis, MN 55480-1517          Sixth and Marquette                 12th Floor
                                  Minneapolis, MN 55479-0113       Corporate Trust Services
                                                                  Minneapolis, MN 55479-0113

                                 BY FACSIMILE:

                                 (612) 667-4927

                              CONFIRM BY TELEPHONE

                                 (612) 667-9764

                           The Information Agent is:
                             D.F. King & Co., Inc.
                                77 Water Street
                            New York, New York 10005
                        Banks and Brokers Call Collect:
                                 (212) 269-5550
                                       or
                           All Others Call Toll Free:
                                 (800) 488-8095

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Kelley Oil & Gas Corporation, a Delaware corporation (the "Issuer"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 19, 1999 (as the same may be amended or supplemented from time to time, the "Offer to Purchase"), and the related

Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Debentures set forth below pursuant to the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "The Offer--Procedures for Tendering Securities--Guaranteed Delivery". All capitalized terms used herein but not defined shall have the meanings ascribed to them in the Offer to Purchase.

     The undersigned understands and acknowledges that the Offer will expire at 12:01 a.m., New York City time, on Saturday, May 15, 1999, unless extended by the Issuer. The term "Expiration Date" shall mean 12:01 a.m., New York City time, on Saturday, May 15, 1999, unless the Offer is extended as provided in the Offer to Purchase, in which case the term "Expiration Date" shall mean the latest date and time to which the Offer is extended.

                                   SIGNATURE

x                                                                Date:
  -------------------------------------------------------------       ----------

x                                                                Date:
  -------------------------------------------------------------       ----------
  Signature(s) of Registered Holder(s) or Authorized Signatory

                            Area Code and Telephone Number:
                                                           ---------------------
                            Name(s):
                                    --------------------------------------------
                                                   (Please Print)

                            Capacity (full title, if signing in a fiduciary or representative capacity):

                            ----------------------------------------------------
                            Address:
                                    --------------------------------------------
                                    --------------------------------------------
                                    --------------------------------------------

                            Taxpayer Identification Number or
                            Social Security No.:
                                                --------------------------------
                            Aggregate Principal Amount of
                            Debentures Tendered
                            (must be integral multiples of $1,000): $
                                                                     -----------
                            Certificate Number(s) of
                            Debentures (if available):
                                                      --------------------------
                            Aggregate Principal Amount
                            Represented by Certificate(s): $
                                                            --------------------
                            IF TENDERED DEBENTURES WILL BE
                            DELIVERED BY BOOK-ENTRY TRANSFER,
                            PROVIDE THE DEPOSITORY TRUST COMPANY
                            ("DTC") ACCOUNT NO. AND TRANSACTION
                            CODE (IF AVAILABLE):

                            Account No.:
                                        ----------------------------------------
                            Transaction No.:
                                            ------------------------------------

                             GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or other entity identified as an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of a properly completed and executed Letter of Transmittal (or facsimile thereof), or an Agent's Message, as well as the certificate(s) representing all tendered Debentures in proper form for transfer, or confirmation of the book-entry transfer of such Debentures into the Depositary's account at DTC as described in the Offer to Purchase under the caption "The Offer--Procedures for Tendering Securities--Guaranteed Delivery" and other documents required by the Letter of Transmittal, all by 12:01 a.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

Name of Eligible Institution:
                             ---------------------------------------------------
                                            Authorized Signature

Address:                                    Name:
        ----------------------------------       -------------------------------
                                            Title:
        ----------------------------------        ------------------------------
                                            Date:
        ----------------------------------       -------------------------------

Area Code and Telephone No.
                           ---------------

     NOTE: DO NOT SEND DEBENTURES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF DEBENTURES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

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